Exhibit (21)

MARSHALL & ILSLEY CORPORATION

SUBSIDIARIES

February 4, 2008

Subsidiaries Incorporated or Organized in Wisconsin

M&I Bank of Mayville

M&I Brokerage Services, Inc.

M&I Capital Markets II, L.L.C.

M&I Community Development Corporation

M&I Dealer Finance, Inc.

M&I Distributors, LLC

M&I Equipment Finance Company

M&I Insurance Services, Inc.

M&I Investment Management Corp.

M&I Investment Partners Management, LLC

M&I LLC

M&I Marshall & Ilsley Bank

M&I Realty Advisors, Inc.

Marshall & Ilsley Trust Company National Association

Milease, LLC

Subsidiaries Incorporated in Arizona

M&I Insurance Company of Arizona, Inc.

Subsidiaries Incorporated or Organized in Delaware

EBC Statutory Trust I

EBC Statutory Trust II

Gold Banc Trust III

Gold Banc Trust IV

Gold Banc Capital Trust V

M&I Capital Markets Group, L.L.C.

M&I Dealer Auto Securitization, LLC

M&I Northwoods I LLC

M&I Northwoods II LLC

M&I Northwoods III LLC

M&I Ventures L.L.C.

Subsidiaries Incorporated or Organized in Illinois

North Star Deferred Exchange Corp.

North Star Realty Investors, Inc.

North Star Realty Services, LLC

North Star Trust Company

Subsidiaries Incorporated or Organized in Indiana

First Indiana Capital Corporation

First Indiana Capital Statutory Trust II

First Indiana Investor Services, Inc.

Subsidiaries Incorporated in Kansas

Gold Banc Mortgage, Inc.

Gold Capital Management, Inc.

Regional Holding Company, Inc.

Regional Properties, Inc.

Subsidiaries Incorporated in Minnesota

M&I Business Credit, LLC

M&I Business Credit Holdings, Inc.

Subsidiaries Incorporated or Organized in Missouri

Louisville Realty Corporation

SWB Holdings, Inc.

SWB Investment II Corporation

Southwest Bank, an M&I Bank

Trustcorp Statutory Trust I

Trustee Corporation, Inc.

Subsidiaries Incorporated or Organized in Nevada

M&I Bank FSB

M&I Custody of Nevada, Inc.

M&I Marshall & Ilsley Holdings, Inc.

M&I Marshall & Ilsley Regional Holdings, Inc.

M&I Marshall & Ilsley Investment Corporation

M&I Marshall & Ilsley Investment II Corporation

M&I Mortgage Pass-Through Business Trust Series, 2004-1

M&I Portfolio Services, Inc.

M&I Servicing Corp.

M&I Zion Holdings, Inc.

M&I Zion Investment Corporation

M&I Zion Investment II Corporation

SWB Investment Corporation

SWB of St. Louis Holdings, Inc.

SWB of St. Louis Holdings I, LLC

SWB of St. Louis Holdings II, LLC

Subsidiaries Incorporated in Vermont

M&I Mortgage Reinsurance Corporation